SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





         Date of Report (Date of earliest event reported): JULY 30, 2003
                                                           -------------



                                   ALLOY, INC.
             (Exact name of registrant as specified in its charter)



DELAWARE                          0-26023                     04-3310676
---------                     -------------              -------------------
(State or other               (Commission                 (IRS Employer
jurisdiction of               File Number)               Identification No.)
incorporation)


  151 WEST 26TH STREET, 11TH FLOOR, NEW YORK, NEW YORK            10001
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           (Address of principal executive offices)             (Zip Code)


         Registrant's telephone number, including area code: (212) 244-4307
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ITEM 5.   OTHER EVENTS.
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Alloy, Inc., a Delaware corporation  ("Alloy"),  has entered into an Acquisition
Agreement (the "Acquisition Agreement") dated as of July 30, 2003, by and among Alloy, Dodger Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Alloy ("Purchaser"), and dELiA*s Corp., a Delaware corporation ("dELiA*s"), pursuant to which Alloy will acquire dELiA*s for $0.928 per share of dELiA*s Class A common stock, in cash. The Acquisition Agreement contemplates Purchaser commencing a tender offer (the "Offer") to purchase all outstanding shares of dELiA*s Class A common stock at a price of $0.928 per share, net to the seller in cash, without interest, subject to certain conditions, including the receipt of all necessary government approvals and the tender, without withdrawal prior to the expiration of the Offer, of at least a majority of dELiA*s's outstanding shares of Class A common stock on a fully-diluted basis. Following consummation of the Offer and the satisfaction or waiver of certain conditions, Purchaser will be merged with and into dELiA*s (the "Acquisition") with dELiA*s surviving the Acquisition as a wholly-owned subsidiary of Alloy, whereby all of the remaining outstanding shares of dELiA*s common stock will be converted into the right to receive $0.928 per share in cash. On July 31, 2003, Alloy issued a press release regarding the execution of the Acquisition Agreement, which is filed as Exhibit 99.1 hereto and incorporated by reference herein. The foregoing description of the Acquisition does not purport to be complete and is qualified in its entirety by reference to the Acquisition Agreement, which is filed as Exhibit No. 2.1 hereto and incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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(c) Exhibits.

2.1 Acquisition Agreement, dated as of July 30, 2003, by and among Alloy, Inc., Dodger Acquisition Corp. and dELiA*s Corp.

99.1 Press Release dated July 31, 2003 (incorporated by reference to the Schedule TO-C filed by Alloy, Inc. with the SEC on July 31, 2003).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ALLOY, INC.
                                  (Registrant)



Date: July 31, 2003               /s/ Samuel A. Gradess
                                  -------------------------------------------
                                  Samuel A. Gradess, Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit
Number                                      Description



2.1 Acquisition Agreement, dated as of July 30, 2003, by and among Alloy, Inc., Dodger Acquisition Corp. and dELiA*s Corp.

99.1 Press Release dated July 31, 2003 (incorporated by reference to the Schedule TO-C filed by Alloy, Inc. with the SEC on July 31, 2003).






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